UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 14, 2015

Cardiovascular Systems, Inc.
(Exact name of Registrant as Specified in its Charter)

Delaware	000-52082	41-1698056
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1225 Old Highway 8 Northwest
St. Paul, Minnesota 55112-6416
(Address of Principal Executive Offices and Zip Code)
(651) 259-1600
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On September 14, 2015, Cardiovascular Systems, Inc. (the “Company”) issued a press release regarding the medical condition of its President and Chief Executive Officer, David Martin. On the same day, Mr. Martin issued a message to the Company’s employees informing them of his condition. A copy of the press release is attached to this Report as Exhibit 99.1 and a copy of Mr. Martin’s message is attached to this Report as Exhibit 99.2.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

99.1	Press release of Cardiovascular Systems, Inc., dated September 14, 2015.
99.2	Message from David Martin.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 14, 2015

CARDIOVASCULAR SYSTEMS, INC.
By:	/s/ Laurence L. Betterley
Laurence L. Betterley Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release of Cardiovascular Systems, Inc., dated September 14, 2015.
99.2	Message from David Martin.